ChromaDex Named Brianna Gerber Chief Financial Officer LOS ANGELES – January 5, 2023 – ChromaDex Corp. (NASDAQ:CDXC), a global bioscience company dedicated to healthy aging, announced that it has appointed Brianna Gerber to the role of Chief Financial Officer, effective January 1, 2023. Gerber served as Senior Vice President, Finance / Interim Chief Financial Officer of ChromaDex, Inc. since August 11, 2022, and prior to that was the Vice President of Finance and Investor Relations of ChromaDex since September 17, 2018. Gerber has over 20 years of diverse experience in investment management, investor relations and finance, including strategic planning, operational efficiency programs, and capital market transactions. “We are delighted to start the new year by celebrating Brianna’s appointment as the role of Chief Financial Officer,” said Rob Fried, CEO of ChromaDex. “Brianna will be a key leader in shepherding ChromaDex to an EBITDA positive business as we place an emphasis on fiscal responsibility, efficiency, and profitable growth. Over the last four years, I have been impressed with her leadership, broad business acumen, operational experience, and passion to consistently deliver positive results.” “It is an exciting time to be part of ChromaDex as we move toward a new phase of profitable growth and focused investments in innovation,” said Brianna Gerber, CFO of ChromaDex. “I am incredibly proud of the ChromaDex team for their efforts to bring Tru Niagen® and Niagen® to market to date and am encouraged by our renewed focus on operational efficiency as we pursue growth. I look forward to leading the company through the transition to a leaner and more focused organization that is on the right course for delivering sustainable cash-flow break-even.” Before joining ChromaDex, Gerber served in multiple leadership roles at Mattel, Inc. in Corporate Financial Planning and Investor Relations. Before joining Mattel, Gerber spent 11 years at the Capital Group Companies, one of the largest active asset managers in the world. Gerber received her B.S. in Corporate Finance and Entrepreneurship from the University of Southern California. She is a Chartered Financial Analyst (CFA) and a member of the CFA Society of Los Angeles. ChromaDex encourages everyone to subscribe to our alerts in anticipation of exciting upcoming news. To do so please visit us at Alert Sign-Up. For additional information on the science and patents supporting Niagen® visit www.chromadex.com. Exhibit 99.1

About ChromaDex: ChromaDex Corp. is a global bioscience company dedicated to healthy aging. The ChromaDex team, which includes world-renowned scientists, is pioneering research on nicotinamide adenine dinucleotide (NAD+), levels of which decline with age. ChromaDex is the innovator behind NAD+ precursor nicotinamide riboside (NR), commercialized as the flagship ingredient Niagen®. Nicotinamide riboside and other NAD+ precursors are protected by ChromaDex’s patent portfolio. ChromaDex maintains a website at www.chromadex.com to which ChromaDex regularly posts copies of its press releases as well as additional and financial information about the Company. Forward-Looking Statements: This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Statements that are not a description of historical facts constitute forward-looking statements and may often, but not always, be identified by the use of such words as "expects," "anticipates," "intends," "estimates," "plans," "potential," "possible," "probable," "believes," "seeks," "may," "will," "should," "could" or the negative of such terms or other similar expressions. Risks that contribute to the uncertain nature of these forward-looking statements include the impact of the COVID-19 pandemic on our business and the global economy; our history of operating losses and need to obtain additional financing; the growth and profitability of our product sales; our ability to maintain sales, marketing and distribution capabilities; changing consumer perceptions of our products; our reliance on a single or limited number of third-party suppliers; and the risks and uncertainties associated with our business and financial condition. More detailed information about ChromaDex and the risk factors that may affect the realization of forward- looking statements is set forth in ChromaDex's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, ChromaDex's Quarterly Reports on Form 10-Q and other filings submitted by ChromaDex to the SEC, copies of which may be obtained from the SEC's website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and actual results may differ materially from those suggested by these forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement and ChromaDex undertakes no obligation to revise or update this release to reflect events or circumstances after the date hereof. ChromaDex Media Contact: Kendall Knysch, Director of Media Relations 310-388-6706 ext. 689 kendall.knysch@chromadex.com ChromaDex Investor Relations Contact: Tom Shumaker, LifeSci Advisors, Managing Director 1-917-929-7600 tshumaker@lifesciadvisors.com Source: ChromaDex Corporation